Taxes Other Than Income Tax - Summary of Future Land Rental Payments for the Next Five Years under Non-cancelable Operating Lease Agreements (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Leases [Abstract]
2015	$ 42,220
2016	40,511
2017	40,010
2018	39,508
2019	$ 39,298